AB Concentrated Growth Fund

Portfolio of Investments

March 31, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Health Care – 23.8%
Health Care Equipment & Supplies – 10.9%
Abbott Laboratories	536,851	$54,361,532
Cooper Cos., Inc. (The)	182,167	68,013,871

		122,375,403

Life Sciences Tools & Services – 8.5%
Illumina, Inc.(a)	195,868	45,549,104
IQVIA Holdings, Inc.(a)	250,980	49,917,412

		95,466,516

Pharmaceuticals – 4.4%
Zoetis, Inc.	295,784	49,230,289

		267,072,208

Information Technology – 20.7%
Electronic Equipment, Instruments & Components – 11.5%
Amphenol Corp. - Class A	629,404	51,434,895
CDW Corp./DE	398,055	77,576,939

		129,011,834

Software – 9.2%
Microsoft Corp.	360,422	103,909,662

		232,921,496

Consumer Discretionary – 19.9%
Automobile Components – 4.2%
Aptiv PLC(a)	422,593	47,410,709

Broadline Retail – 6.4%
Amazon.com, Inc.(a)	700,172	72,320,766

Specialty Retail – 4.7%
TJX Cos., Inc. (The)	674,413	52,847,003

Textiles, Apparel & Luxury Goods – 4.6%
NIKE, Inc. - Class B	420,751	51,600,902

		224,179,380

Industrials – 13.3%
Commercial Services & Supplies – 2.9%
Stericycle, Inc.(a)	759,894	33,138,977

Electrical Equipment – 5.8%
Eaton Corp. PLC	378,817	64,906,505

Professional Services – 4.6%
Automatic Data Processing, Inc.	231,777	51,600,514

		149,645,996

Financials – 12.2%
Capital Markets – 3.3%
Charles Schwab Corp. (The)	717,643	37,590,140

Financial Services – 8.9%
Mastercard, Inc. - Class A	274,536	99,769,128

		137,359,268

Company	Shares	U.S. $ Value

Real Estate – 4.9%
Specialized REITs – 4.9%
American Tower Corp.	270,206	$55,213,894

Consumer Staples – 4.3%
Beverages – 4.3%
Constellation Brands, Inc. - Class A	212,065	47,903,363

Total Common Stocks (cost $935,191,864)		1,114,295,605

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 4.75%(b) (c) (d) (cost $10,110,828)	10,110,828	10,110,828

Total Investments – 100.0% (cost $945,302,692)(e)		1,124,406,433
Other assets less liabilities – 0.0%		385,293

Net Assets – 100.0%		$1,124,791,726

(a)	Non-income producing security.
(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)

As of March 31, 2023, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $218,463,588 and gross unrealized depreciation of investments was $(39,359,847), resulting in net unrealized appreciation of $179,103,741.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market.

Glossary:

REIT – Real Estate Investment Trust

AB Concentrated Growth Fund

March 31, 2023 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2023:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(a)	$1,114,295,605	$—	$—	$1,114,295,605
Short-Term Investments	10,110,828	—	—	10,110,828

Total Investments in Securities	1,124,406,433	—	—	1,124,406,433
Other Financial Instruments(b)	—	—	—	—

Total	$1,124,406,433	$—	$—	$1,124,406,433

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the nine months ended March 31, 2023 is as follows:

Fund	Market Value 06/30/2022 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 03/31/2023 (000)	Dividend Income (000)
Government Money Market Portfolio	$18,206	$176,448	$184,543	$10,111	$381

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